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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: March 6, 1998

                               VIDEO UPDATE, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-24346                                  41-1461110
      (Commission File Number)             (I.R.S. Employer Identification No.)


    3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota  55101
               (Address of Principal Executive Offices)        (Zip Code)

                                 (612) 222-0006
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                  March 6, 1998



Item                                                                  Page

Item 2.  Acquisition or Disposition of Assets

         Closing of Agreement and Plan of Merger by and among Video Update, Inc.,VUI Merger Corp. and Moovies, Inc. dated as
         of July 9, 1997 and amended as of October 27, 1997             1

Item 5.  Other Events

         Credit Agreement among Video Update, Inc., Various Lending Institutions and Banque Paribas, as Agent, dated as of
         March 6, 1998                                                  1

Item 7.  Financial Statements and Exhibits                              2

Signature                                                               4

Exhibits                                                                E-1


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Item 2.  Acquisition or Disposition of Assets

         On March 6, 1998 Video Update, Inc. (the "Company" or "Video Update") completed the acquisition of Moovies, Inc., a Delaware corporation ("Moovies"), pursuant to the Agreement and Plan of Merger by and among Video Update, VUI Merger Corp. and Moovies, dated as of July 9, 1997 and amended as of October 27, 1997 (the "Agreement"). Pursuant to the Agreement, VUI Merger Corp., a wholly owned subsidiary of Video Update, merged with and into Moovies in a tax-free reorganization (the "Merger"), whereby Moovies stockholders will receive .75 shares of Video Update Class A Common Stock, $.01 par value per share, in exchange for each share of Moovies Common Stock, $.001 par value per share (the "Merger Consideration"). The Merger Consideration was determined through negotiations between Video Update and Moovies, as more particularly described in the Company's Form S-4 Registration Statement previously filed January 23, 1998 and declared effective January 27, 1998 (File # 333-44795) (the "Registration Statement"), such description being incorporated herein by reference. The stockholders of the Company approved the issuance of the Merger Consideration at the Company's Special Meeting in Lieu of Annual Meeting of Stockholders held March 4, 1998. As a result of the Merger, Moovies is now a wholly owned subsidiary of Video Update. Prior to the Merger, Moovies was a publicly held video rental chain operating approximately 266 company owned stores and franchising approximately 39 additional stores. Video Update intends to use substantially all of the assets of Moovies for the same purpose as such assets were used prior to the Merger. Including the stores acquired in the Merger, as of March 6, 1998, Video Update has 750 stores in the United States and Canada, located in 32 states and 6 provinces, of which 676 are corporately owned and 74 are franchised. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, previously filed in the aggregate as (a) Exhibit 2 to the Company's Current Report on Form 8-K dated July 9, 1997 and (b) Exhibit 2 to the Company's Current Report on Form 8-K dated October 27, 1997; and also previously filed as Exhibit 2.1 to the Registration Statement.

Item 5.  Other Events

        Simultaneous with the closing of the Merger on March 6, 1998, pursuant to a Credit Agreement among Video Update, Various Lending Institutions and Banque Paribas, as Agent (the "Credit Agreement") and other related agreements, a syndicate led by Banque Paribas extended to Video Update a $120 million credit/term loan facility (the "Senior Facility"). The Senior Facility replaces Video Update's previous $60 million revolving credit facility. Loans under the Senior Facility will be used to refinance current indebtedness of Moovies and Video Update, pay transaction expenses, fund conversion and integration costs, and finance new store openings and selected acquisitions. The Senior Facility is secured by all of Video Update's assets. In connection with the Senior Facility, Video Update also issued five year warrants to Banque Paribas to purchase one million shares of Video Update Class A Common Stock, $.01 par value per share, at market value as of the date granted (based on a trailing trading day average). The description of the Senior Facility contained herein is qualified in its entirety by reference to the Credit Agreement and other related agreements, filed as Exhibits 10.1 through 10.7 hereto and incorporated by reference herein.


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Item 7.  Financial Statements and Exhibits

         a.       Financial statements of businesses acquired.

                  The financial statements required by this item will be filed by amendment not later than 60 days after the date that this report on Form 8-K must be filed.

         b.       Pro forma financial information.

                  The financial statements required by this item will be filed by amendment not later than 60 days after the date that this report on Form 8-K must be filed.

         c.       Exhibits.

                  The following exhibits are filed with this report.

                   Exhibit
                     No.                                         Title

                  10.1 Credit Agreement among Video Update, Inc., Various Lending Institutions and Banque Paribas, as Agent, dated as of March 6, 1998

                  10.2        U.S. Pledge Agreement dated as of March 6, 1998

                  10.3 U.S. Security Agreement among Video Update, Inc., Various U.S. Subsidiaries of Video Update, Inc., and Banque Paribas, as Collateral Agent, dated as of March 6, 1998

                  10.4        Subsidiaries Guarantee Agreement dated as of
                              March 6, 1998

                  10.5 Warrant Purchase Agreement between Video Update, Inc., and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998

                  10.6        Warrant Agreement between Video Update, Inc.
                              and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998

                  10.7 Registration Rights Agreement between Video Update, Inc. and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998


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         Matters discussed in this Current Report on Form 8-K, including expectations as to Video Update's future operating results, contain forward-looking statements that involve risks and uncertainties. Future operating results or other events may differ materially and significantly from such forward-looking statements. Regarding the Senior Facility described above, if Video Update is unable to maintain its current level of operations as it integrates the acquired Moovies stores, it will be required to reduce its overall expenditures and expansion plans to comply with the covenants and requirements of the Senior Facility. Additionally, any failure by Video Update to maintain its level of operations within the covenants and requirements of the Senior Facility could cause Video Update to be in default thereunder, allowing the lenders to take legal action against Video Update, including but not limited to, the immediate acceleration of payment of borrowed funds, which could materially and adversely affect Video Update's operations. No assurances can be given that Video Update will not require additional sources of financing in addition to the Senior Facility, as a result of unanticipated cash needs or opportunities, an expanded growth strategy, or disappointing operating results. No assurance can be given that the additional funds when required, will be available on satisfactory terms, if at all. Additionally, no assurances can be given that Video Update will be successful in timely integrating and managing the operating, purchasing, marketing and management information systems of Moovies with those of Video Update or that Video Update will be able to hire, train, retain, and assimilate selected individuals at acquired stores. These and other risks related to the proposed acquisition are detailed from time to time in Video Update's SEC reports, including Form 10-K for the year ended April 30, 1997 and Form 10-Q for the quarter ended October 31, 1997 and the proxy materials that were mailed to Video Update and Moovies stockholders on or about January 30, 1998.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Video Update, Inc.



Dated:  March 11, 1998                               By:/s/ Daniel A. Potter
                                                        --------------------
                                                        Daniel A. Potter
                                                        Chief Executive Officer




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                                  EXHIBIT INDEX

         Exhibit
           No.                                         Title


          10.1 Credit Agreement among Video Update, Inc., Various Lending Institutions and Banque Paribas, as Agent, dated as of March 6, 1998

          10.2        U.S. Pledge Agreement dated as of March 6, 1998

          10.3 U.S. Security Agreement among Video Update, Inc., Various U.S. Subsidiaries of Video Update, Inc., and Banque Paribas, as Collateral Agent, dated as of March 6, 1998

          10.4        Subsidiaries Guarantee Agreement dated as of March 6, 1998

          10.5 Warrant Purchase Agreement between Video Update, Inc., and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998

          10.6 Warrant Agreement between Video Update, Inc. and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998

          10.7        Registration Rights Agreement between Video Update, Inc.
                      and Banque Paribas, Grand Cayman Branch, dated as of March 6, 1998